Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of MediaNews Group, Inc. (the “Company”) for the quarter ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William Dean Singleton, Vice Chairman, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WILLIAM DEAN SINGLETON

William Dean Singleton,
Vice Chairman, Chief Executive Officer
and Director
February 14, 2007